UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09092

First Eagle Variable Funds
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas
New York, NY 10105-4300
(Address of principal executive offices) (Zip code)

Robert Bruno
First Eagle Variable Funds
1345 Avenue of the Americas
New York, NY 10105-4300
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-212-632-2700

Date of fiscal year end: December 31, 2006

Date of reporting period: June 30, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

First Eagle Overseas Variable Fund
Advised by Arnhold and S. Bleichroeder Advisers, LLC SEMI-ANNUAL REPORT June 30, 2006

S e m i - A n n u a l R e p o r t

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “may”, “will”, “believe”, “attempt”, “seem”, “think”, “ought”, “try” and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

First Eagle Overseas Variable Fund

THE PRESIDENT’S LETTER

John P. Arnhold	Dear Shareholder,

Since our last communication, six months ago, we have seen many major world markets rise and recently become more volatile. This has made our task of uncovering value for our shareholders increasingly difficult. That said, we strongly believe that our time-tested value approach which has been established over decades will continue to serve our investors well.

Our approach continues to focus on capital preservation and a research-driven, disciplined technique to security selection. By focusing first on what can go wrong, we try to protect our shareholders’ investments and hopefully increase them over the long-term. Our investors should understand that our investment goals are long-term and we are not concerned with outperforming indexes or comparing ourselves with benchmarks over a short time period. What makes First Eagle Overseas Variable Fund unique is the flexibility our team has in selecting investments (or in husbanding cash resources until such time as we uncover opportunities). At times, our investment decisions may seem unpopular or contrary to market sentiment. It is precisely these decisions which we believe could lead to significant out performance in the long-run.

Many market strategists predict the road ahead could be a bumpy one. We never engage in market forecasts, as doing so is much like consulting a crystal ball. We prefer to stay with our bottom-up analysis which has withstood the test of time through all market environments. Thank you for your continued confidence and support.

Sincerely,

John P. Arnhold
President

July 2006

First Eagle Overseas Variable Fund

LETTER FROM THE PORTFOLIO MANAGER

Charles de Vaulx	Dear Shareholder:

The six month period ending June 30, 2006 has been good for the First Eagle Overseas Variable Fund as equity prices have gone up sharply around the world. But some of these gains may have been “borrowed” from the future as a severe downturn took place in May and June.

Just a few weeks ago, the Market believed in a Goldilocks world, with synchronized global economic growth and low inflation. Today, the Market appears spooked by the prospect of stagflation, i.e. low economic growth combined with some inflation (particularly in the U.S.), a lethal combination for financial assets. We try to remain agnostic, although our focus on capital preservation forces us to worry about what can go wrong instead of fantasizing about perpetual prosperity.

I would like to make three points:

1.

After a huge run-up over the past three years, foreign stocks appear as expensive today as U.S. stocks. Nonetheless, our quest for new investment ideas is ongoing and we have found a few securities to buy overseas including in the retail and telephony sectors.

2.

Corporate activity (takeovers, going private transactions, shareholder activism) has been vibrant around the world. I would not interpret this as a sign that stocks are under priced in the market place (trading well below their “intrinsic value”), but rather a sign of over abundant liquidity, the result of years of ultra low interest rates and the corresponding temptation for investors to reach out for yield.

3.

Until a few weeks ago, every asset class had done well (stocks, emerging markets, commodities, real estate, collectibles, art), including gold. As a result, traditional asset allocation may not yield the diversification benefits that were sought after. Also after its recent run-up, gold may not act—in the short term—as the hedge we look for.

My team of nine analysts—co-led by the ever-smiling and tireless Charles de Lardemelle (“Chuck”)—three traders, my assistant and I appreciate your continued confidence and thank you for your support.

Charles de Vaulx
Chief Investment Officer
Portfolio Manager

July 11, 2006

First Eagle Overseas Variable Fund

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

The net asset value of the Fund rose 13.39% between December 31, 2005 and June 30, 2006 while the MSCI EAFE Index was up 10.16% over that period.

The first half of 2006 can be characterized by strength across the board in all markets followed by a sharp decline in equity prices between May 10th and the end of June as worries about inflation, higher interest rates and the state of the U.S. housing market concerned all economies. Over the six-month period, the MSCI World Index rose 6.06% while in the U.S., the Standard & Poor’s 500 Index rose 2.7%. In particular, Japanese stocks declined 5.2% as investors anticipated the first rate increase in over a decade. Oil rose almost $13 over the six-month period to $74 per barrel as of June 30, 2006. The U.S. dollar fell 7.4% against the euro during the period. Gold reached a new high of $715 per ounce on May 12th fueled by still low, if not negative, real interest rates and concerns about global economic imbalances before retracing back to $617 per ounce at the end of June.

For the Fund, transportation, consumer staples and holding companies made the greatest positive contributions over the six-month period. Individual stocks that added to returns were Associated British Ports Holding Plc (U.K.), Wendel Investissement (France), Kuehne & Nagel International AG (Switzerland), Sodexho Alliance SA (France) and Mvelaphanda Resources Limited (South Africa). Conversely, stocks which detracted from performance include Nitto Khoki Company, Limited (Japan), Robertet SA (France) and Tae Young Corporation (South Korea).

The Fund’s cash position as of June 30, 2006 was 5.8%, down from 11.3% on December 31st.

We reduced our hedge to protect against a possible decline in the Japanese yen to 0% from 25% last June as we believe Asian currencies should ultimately be revalued against the U.S. dollar. We also reduced our hedge against the euro to 0% from 25% last June believing the latter to be undervalued against the U.S. dollar.

The portfolio is actively managed and subject to change.

Charles de Vaulx
Chief Investment Officer and Portfolio Manager

July 2006

First Eagle Overseas Variable Fund

FUND EXPENSES
(Unaudited)

Example

As a shareholder of the First Eagle Variable Funds, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees; distribution fees (12b-1) and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the First Eagle Overseas Variable Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested on January 1, 2006 and held for the six months ended June 30, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return (1)

	Actual Total Return(2)	Beginning Account Value	Ending Account Value	Expenses Paid During the Period(3)

First Eagle Overseas Variable Fund	13.39%	$ 1,000.00	$ 1,133.90	$ 6.67

(1)	For the six months ended June 30, 2006.
(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year.
(3)	Expenses are equal to the annualized expense ratio of 1.26%, for the Fund, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios and an assumed rate of return of 5.00% per year before expenses, which is not the First Eagle Variable Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the First Eagle Variable Funds and other funds. To do so, compare the 5.00% hypothetical example relating to the First Eagle Variable Funds with the 5.00% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return (1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Expenses Paid During the Period(2)

First Eagle Overseas Variable Fund	5.00%	$ 1,000.00	$ 1,018.55	$ 6.31

(1)	For the six months ended June 30, 2006.
(2)	Expenses are equal to the annualized expense ratio of 1.26% for the Fund, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

FUND OVERVIEW

FIRST EAGLE OVERSEAS VARIABLE FUND	Data as of June 30, 2006 (unaudited)

THE INVESTMENT STYLE

First Eagle Overseas Variable Fund
seeks long-term growth of capital.

ASSET ALLOCATION

Stocks

84.71%

Gold Bullion

1.13%

Gold-Linked

Notes

1.64%

U.S. Dollar

Cash and

Equivalents

5.77%

Bonds

6.75%

COUNTRIES

France	23.87%	Hong Kong	0.98%

Japan	19.90%	Mexico	0.86%

Switzerland	10.57%	Ireland	0.83%

South Korea	8.23%	Belgium	0.75%

United Kingdom	7.51%	Brazil	0.59%

United States	4.02%	New Zealand	0.45%

Italy	3.74%	Canada	0.43%

Germany	2.98%	Malaysia	0.24%

Netherlands	2.95%	Chile	0.23%

South Africa	1.69%	Luxembourg	0.21%

Singapore	1.68%	Indonesia	0.16%

Spain	1.28%	Thailand	0.08%

The Fund’s portfolio composition (represented as a percentage of net assets) is subject to change at any time.

AVERAGE ANNUAL RETURNS

	ONE-YEAR	FIVE-YEARS	SINCE INCEPTION (2-3-97)

First Eagle Overseas Variable Fund	29.78%	25.04%	18.96%

MSCI EAFE Index	26.56%	10.02%	7.04%

Consumer Price Index	4.32%	2.65%	2.62%

GROWTH OF A $10,000 INITIAL INVESTMENT

$60,000

20,000

50,000

10,000

30,000

40,000

First Eagle Overseas Variable Fund

MSCI EAFE Index

Consumer Price Index

$51,208

$18,983

$12,729

0

2/97

6/97

6/98

6/99

6/06

6/00

6/01

6/02

6/03

6/04

6/05

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses. The MSCI EAFE Index is a total return index, reported in U.S. dollars, based on share price and reinvested net dividends of approximately 1,100 companies from 21 countries. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

TOP 10 HOLDINGS

Nestlé SA (Swiss food manufacturer)	3.76%

Samsung Electronics Company Limited Pfd.
(South Korean electronics company)	3.49%

Toyota Motor Corporation (Japanese automobile manufacturer)	3.38%

Pargesa Holding SA (Swiss holding company)	3.25%

Wendel Investissement (French holding company)	2.94%

Sodexho Alliance SA (French food management company)	2.89%

Robertet SA (French perfume and food flavoring company)	2.88%

Kuehne & Nagel International AG (Swiss freight company)	2.80%

Shimano Inc. (Japanese manufacturer of bicycle parts)	2.52%

Vivendi Universal SA (French media company)	2.51%

First Eagle Overseas Variable Fund

SCHEDULE OF INVESTMENTS
June 30, 2006
(unaudited)

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common and Preferred Stocks—(84.71%)

	Belgium (0.75%)
55,000	Deceuninck (1)	$962,375	$1,723,174

	Brazil (0.59%)
16,990	Petroleo Brasiliero SA ADR (3)	1,272,689	1,356,482

	Canada (0.43%)
18,659	EnCana Corporation (3)	193,482	982,210

	Chile (0.23%)
45,000	Quinenco SA ADR (8)	181,973	526,500

	France (20.69%)
55,974	Wendel Investissement (7)	1,019,637	6,751,561
138,521	Sodexho Alliance SA (1)	3,903,269	6,649,710
43,661	Robertet SA (2)	5,741,189	6,627,596
165,020	Vivendi Universal SA (10)	5,226,966	5,777,408
81,950	Rémy Cointreau SA (2)	2,391,419	4,195,794
32,605	L’Oréal SA (2)	2,432,631	3,076,668
49,240	Carrefour SA (2)	2,389,391	2,884,088
27,000	Essilor International SA (6)	1,642,122	2,715,091
14,760	Neopost SA (8)	805,142	1,680,389
17,220	Laurent-Perrier (2)	475,101	1,320,171
1,320	Sucrière de Pithiviers-le-Vieil (2)	372,507	1,222,807
5,000	Société Fonciere Financière et de Participations (7)	1,092,040	1,176,808
10,000	Gaumont SA (10)	492,848	875,259
11,920	Total SA (3)	802,379	783,624
23,510	Télévision Francaise 1 SA (10)	618,803	766,018
6,980	Cap Gemini SA (13)	242,013	398,041
18,000	Sabeton SA (7)	229,529	279,214
3,350	Accor SA (1)	156,679	203,707
2,000	Didot-Bottin (7)	126,999	156,460
298	Arkema (a)(9)	—	11,617

		30,160,664	47,552,031

	Germany (2.98%)
38,150	Fraport AG (14)	1,494,243	2,717,599
20,000	Hornbach Holding AG Pfd. (12)	898,404	1,937,069
24,730	Vossloh AG (14)	1,208,700	1,252,575
14,800	Pfeiffer Vacuum Technology AG (8)	510,351	935,512

		4,111,698	6,842,755

	Hong Kong (0.65%)
1,059,500	Shaw Brothers (Hong Kong) Limited (10)	889,158	1,493,733

	Indonesia (0.16%)
535,000	PT Bat Indonesia Tbk (a)(2)	562,762	369,643

See Notes to Financial Statements.

First Eagle Overseas Variable Fund

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2006
(unaudited)

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common and Preferred Stocks—(continued)
	Italy (3.74%)
250,000	Italcementi S.p.A. RNC (9)	$1,162,105	$4,088,800
40,546	Italmobiliare S.p.A. RNC (9)	2,019,828	2,745,806
221,450	Gewiss S.p.A. (8)	500,017	1,765,656

		3,681,950	8,600,262

	Japan (19.90%)
148,570	Toyota Motor Corporation (1)	6,388,050	7,777,786
189,600	Shimano Inc. (1)	2,870,771	5,799,685
100,000	Ono Pharmaceutical Company, Limited (6)	3,927,311	4,868,030
489,700	Aioi Insurance Company, Limited (4)	1,781,932	3,672,108
77,600	Secom Company, Limited (8)	3,466,172	3,669,079
85,000	Secom Joshinetsu Company, Limited (8)	1,544,591	1,987,196
127,000	T. Hasegawa Company, Limited (2)	1,861,823	1,812,542
200,000	NIPPONKOA Insurance Company, Limited (4)	706,596	1,726,971
35,000	Dydo Drinco Inc. (2)	761,747	1,538,630
50,000	Matsumoto Yushi-Seiyaku Company (9)	1,098,109	1,354,658
50,300	Olympus Corporation (6)	1,042,119	1,345,202
55,050	Nitto Khoki Company, Limited (8)	972,052	1,183,561
55,000	Chofu Seisakusho Company, Limited (1)	749,181	1,127,207
85,000	Chubu Nippon Broadcasting Company (10)	958,095	1,063,800
46,300	Toho Company, Limited (10)	422,270	924,624
55,000	Maezawa Kasei Industries Company, Limited (8)	853,757	902,727
31,600	Mandom Corporation (2)	623,084	763,625
5,770	ASAHI Broadcasting Corporation (10)	322,298	758,945
25,000	TKC Corporation (8)	429,716	537,493
10,200	Canon Inc. (13)	357,002	500,105
15,000	Meitec Corporation (8)	484,246	488,988
50,000	Sansei Yusoki Company, Limited (8)	388,365	428,247
10,860	Astellas Pharma Inc. (6)	444,710	398,637
50,000	Shingakukai Company, Limited (1)	385,310	378,867
35,000	Poplar Company Limited (2)	450,814	374,716
32,200	Seikagaku Corporation (6)	176,280	355,433

		33,466,401	45,738,862

	Luxembourg (0.21%)
2,000	Societe Financiere Luxembourgeoise (7)	311,400	485,545

	Mexico (0.87%)
157,880	Industrias Peñoles, SA de C.V. (11)	876,350	1,021,009
236,020	Grupo Modelo SA de C.V. (2)	799,742	899,323
2,110	Grupo Aeroportuario del Sureste, SA de C.V. ADR (14)	44,381	67,204

		1,720,473	1,987,536

See Notes to Financial Statements.

First Eagle Overseas Variable Fund

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2006
(unaudited)

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common and Preferred Stocks—(continued)
	Netherlands (2.23%)
71,150	Heineken Holding NV (2)	$2,211,406	$2,620,990
35,000	Koninklijke Grolsch NV (2)	862,910	1,296,916
44,600	Telegraaf Media Groep NV (10)	1,154,283	1,204,719

		4,228,599	5,122,625

	New Zealand (0.45%)
375,000	News and Media NZ Limited exchangeable preference shares (10)	863,093	1,026,169

	Singapore (1.19%)
500,000	Haw Par Corporation Limited (8)	1,015,622	1,799,924
700,000	Singapore Airport Terminal (14)	724,759	941,645

		1,740,381	2,741,569

	South Africa (1.69%)
600,390	Mvelaphanda Resources Limited (a) (11)	1,806,174	3,026,117
36,960	Gold Fields Limited ADR (11)	387,360	846,384

		2,193,534	3,872,501

	South Korea (8.23%)
16,440	Samsung Electronics Company, Limited Pfd. (13)	2,423,062	8,022,470
100,000	Hyundai Pharmaceutical Industries Company, Limited (6)	887,888	2,302,909
91,124	SK Telecom Company Limited ADR (13)	1,983,188	2,134,124
45,000	Kukdong Electric Wire Company, Limited (f) (13)	646,442	2,105,818
1,500	Lotte Confectionery Company, Limited (2)	360,172	1,889,228
1,220	Nam Yang Dairy Products (2)	293,893	883,368
11,110	SK Corporation (3)	693,924	714,281
10,400	Tae Young Corporation (15)	314,047	651,096
23,790	Daeduck Electronics Company, Limited (13)	141,260	209,115

		7,743,876	18,912,409

	Spain (1.28%)
53,160	Corporacion Financiera Alba SA (7)	1,622,727	2,941,840

	Switzerland (10.57%)
27,530	Nestlé SA (2)	7,782,658	8,630,517
78,840	Pargesa Holding SA (7)	4,008,018	7,459,838
88,700	Kuehne & Nagel International AG (14)	870,621	6,444,853
2,000	Edipresse SA (10)	675,882	922,524
21,250	Micronas Semiconductor (a)(13)	742,556	572,496
1,739	Affichage Holding (10)	244,218	261,226

		14,323,953	24,291,454

	Thailand (0.08%)
20,000	The Oriental Hotel Public Company, Limited (1)	88,922	191,875

See Notes to Financial Statements.

First Eagle Overseas Variable Fund

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2006
(unaudited)

	Number of Shares		Cost (Note 1)	Value (Note 1)

		Common and Preferred Stocks—(continued)
		United Kingdom (6.54%)
	900,510	Tesco Plc (12)	$5,271,090	$5,555,673
	70,625	Anglo American Plc (11)	1,980,901	2,893,488
	294,550	Millennium & Copthorne Hotel Plc (1)	1,526,776	2,355,855
	1,048,710	Vodafone Group Plc (13)	2,279,661	2,232,534
	81,150	Spirax-Sarco Engineering Plc (8)	445,429	1,361,806
	198,200	J.Z. Equity Partners Plc (4)	335,205	641,599

			11,839,062	15,040,955

		United States (1.25%)
	118,020	News Corporation, Class ‘A’ (10)	1,785,066	2,263,623
	14,543	Liberty Global Inc. Series ‘C’ (a)(10)	315,531	299,150
	13,913	Liberty Global Inc. (a)(10)	321,097	299,130

			2,421,694	2,861,903

		Total Common and Preferred Stocks	124,580,866	194,662,033

	Ounces

		Commodity (1.13%)
	4,242	Gold bullion (a)	2,340,253	2,602,973

	Principal
	Amount

		Note and Bonds (8.39%)
		Gold-Linked Note (1.64%)
	$2,980,000	HSBC Gold-Linked Note 0% due 1/16/2007 (a)(b)(c)(d)(e)(11)	$2,980,000	$3,763,740

		Non U.S. Dollar Bonds (6.75%)
GBP	500,000	EMI Group Limited Plc 8¼% due 5/20/2008 (10)	818,711	985,915
HKD	5,000,000	Hong Kong Government 3.34% due 12/19/2008 (5)	633,476	626,579
HKD	1,100,000	Hong Kong Government 2.52% due 3/24/2009 (5)	136,932	134,454
EUR	1,410,100	Republic of France O.A.T./i 3% due 7/25/2009 (g)(5)	1,780,822	1,878,519
EUR	3,313,993	Republic of France O.A.T./i 3% due 7/25/2012 (g)(5)	4,470,150	4,557,091
SGD	1,815,000	Singapore Government 2.375% due 10/01/2009 (5)	1,091,001	1,116,505
EUR	1,675,000	Waterford Wedgwood Plc 9 7/8% due 12/01/2010 (b)(1)	2,007,514	1,899,455
MYR	2,109,000	Malaysian Government 3.756% due 4/28/2011 (5)	565,540	553,481
GBP	615,000	Enodis Plc 10 3/8% due 4/15/2012 (8)	1,001,957	1,236,512
EUR	500,000	UPC Holding BV 8 5/8% due 1/15/2014 (b)(10)	583,475	629,292
EUR	850,000	UPC Holding BV 7¾% due 1/15/2014 (b)(10)	980,208	1,023,638
EUR	650,000	Ray Acquisition 9 3/8% due 3/16/2015 (b)(8)	781,708	872,064

			14,851,494	15,513,505

		Total Note and Bonds	17,831,494	19,277,245

See Notes to Financial Statements.

First Eagle Overseas Variable Fund

SCHEDULE OF INVESTMENTS —(Continued)
June 30, 2006
(unaudited)

Principal Amount		Cost (Note 1)		Value (Note 1)

	Common and Preferred Stocks—(continued)

	Short Term Investments (5.78%)
8,000,000	RaboBank USA Finance Corporation 5.24% due 7/03/2006	$7,997,670		$7,997,670
4,918,000	L’Oréal SA 5.05% due 7/11/2006	4,911,100		4,911,100
367,000	American Express Credit Corporation 5.22% due 7/31/2006	365,403		365,403

	Total Short Term Investments	13,274,173		13,274,173

	Total Investments (100.01%)	$158,026,786	*	229,816,424	**

	Liabilities in excess of other assets (–0.01%)			(19,097)

	Net assets (100.00%)			$229,797,327

*	At June 30, 2006 cost is substantially identical for both book and federal income tax purposes.
**	Gross unrealized appreciation and depreciation of investments at June 30, 2006 were $72,564,545 and $774,907, respectively (net appreciation was $71,789,638).

Foreign Currencies	Sector/Industry Classifications

EUR—euro	(1)	Consumer Discretionary	(9)	Materials
GBP—pound sterling	(2)	Consumer Staples	(10)	Media
HKD—Hong Kong dollar	(3)	Energy	(11)	Precious Metals
MYR—Malaysian ringgit	(4)	Financials	(12)	Retail
SGD—Singapore dollar	(5)	Government Issues	(13)	Technology and Telecommunications
	(6)	Health Care	(14)	Transportation
	(7)	Holding Companies	(15)	Utilities
	(8)	Industrials

(a)	Non-income producing security.
(b)

All or a portion of this security is exempt from registration under the Securities Act of 1933 and may only be sold to qualified institutional buyers pursuant to Rule144A under the Securities Act of 1933.

(c)	Commodity-linked security whereby the coupon, dividend and/or redemption amount is linked to the price of an underlying commodity.
(d)	Security for which there is less than three market makers.
(e)	Leveraged 1½ to 1 of the price of gold bullion.
(f)

Security valued in accordance with fair value procedures under the supervision of the Board of Trustees. Represents interest in a restricted security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. Information concerning the restricted security holding on June 30, 2006 is shown below.

	Security	Acquisition Date	Cost	Carrying Value Per Share

	Kukdong Electric Wire Company, Limited	2/20/2004	$646,442	$46.80

(g)	Inflation protected security.

See Notes to Financial Statements.

First Eagle Overseas Variable Fund

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2006
(unaudited)

Assets:
Investments, at value (cost $158,026,786) (Note 1)	$229,816,424
Receivable for investment securities sold	299,410
Receivable for forward currency contracts held, at value (Notes 1 and 6)	14,322
Accrued interest and dividends receivable	840,430
Other assets	4,057

Total Assets	230,974,643

Liabilities:
Due to custodian	316,095
Payable for investment securities purchased	204,017
Payable for forward currency contracts held, at value (Notes 1 and 6)	1,391
Investment advisory fees payable (Note 2)	139,566
Administrative cost payable (Note 2)	13,896
Distribution fees payable (Note 3)	148,356
Accrued expenses and other liabilities	353,995

Total Liabilities	1,177,316

Net Assets:
Capital stock (par value, $0.001 per share)	6,651
Capital surplus	106,311,210
Net unrealized appreciation (depreciation) on:
Investments	71,789,638
Forward currency contracts	12,931
Foreign currency related transactions	(215,201)
Undistributed net realized gains on investments	51,387,628
Undistributed net investment income	504,470

Net Assets (Note 1)	$229,797,327

Net Asset Value per Share (NAV) (based on 6,651,215 shares outstanding; 1,000,000,000 shares authorized) (Note 5)	$34.55
Maximum Offering Price per Share	$34.55

See Notes to Financial Statements.

First Eagle Overseas Variable Fund

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2006
(unaudited)

Investment Income:
Income:
Dividends (net of $295,159 foreign taxes withheld)	$2,247,046
Interest	924,473

Total income	3,171,519

Expenses:
Investment advisory fees (Note 2)	844,254
Administrative costs (Note 2)	21,465
Distribution fees (Note 3)	281,418
Shareholder servicing agent fees	93,177
Custody fees	65,103
Printing fees	48,071
Professional fees	39,371
Legal fees	18,769
Accounting fees	5,583
Insurance fees	2,186
Trustees’ fees	1,816
Registration and filing fees	694
Miscellaneous fees	622

Total expenses from operations	1,422,529

Expense reductions due to earnings credits (Note 1)	(7,233)

Net Expenses	1,415,296

Net investment income (Note 1)	1,756,223

Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Related Transactions (Notes 1 and 6):
Net realized gains from:
Investment transactions	17,242,819
Foreign currency related transactions	704,631

17,947,450

Change in unrealized appreciation (depreciation) of:
Investment transactions	8,820,200
Foreign currency related transactions	(1,204,680)

7,615,520

Net gain on investments and foreign currency related transactions	25,562,970

Net Increase in Net Assets Resulting from Operations	$27,319,193

See Notes to Financial Statements.

First Eagle Overseas Variable Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended June 30, 2006	For the Year Ended December 31, 2005

	(unaudited)
Operations:
Net investment income	$1,756,223	$1,714,001
Net realized gain from investments and foreign currency related transactions	17,947,450	30,888,515
Increase in unrealized appreciation (depreciation) of investments and foreign currency related transactions	7,615,520	5,334,859

Net increase in net assets resulting from operations	27,319,193	37,937,375

Distributions to Shareholders:
Dividends paid from net investment income	—	(4,357,960)
Distributions paid from net realized gains from investment transactions	—	(13,665,858)

Decrease in net assets resulting from distributions	—	(18,023,818)

Fund Share Transactions (Note 5):
Net proceeds from shares sold	20,058,142	27,335,656
Net asset value of shares issued for reinvested dividends and distributions	—	18,009,376
Cost of shares redeemed	(27,160,561)	(34,931,146)

Increase (decrease) in net assets from Fund share transactions	(7,102,419)	10,413,886

Net increase in net assets	20,216,774	30,327,443

Net Assets (Note 1):
Beginning of period	209,580,553	179,253,110

End of period (including undistributed net investment income of $504,470 and 1,388,304, respectively.)	$229,797,327	$209,580,553

See Notes to Financial Statements.

First Eagle Overseas Variable Fund

NOTES TO FINANCIAL STATEMENTS
(Unaudited)

Note 1—Significant Accounting Policies

First Eagle Variable Funds (the “Trust”) is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The Trust consists of one portfolio, First Eagle Overseas Variable Fund (the “Fund”). The Trust is a Delaware statutory trust and was until March 31, 2004 a Maryland Corporation operating under the name First Eagle Variable Funds, Inc. (First Eagle SoGen Variable Funds, Inc. prior to December 31, 2002). The following is a summary of significant accounting policies adhered to by the Fund and is in conformity with U.S. generally accepted accounting principles (“GAAP”).

a) Investment valuation—The Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange is open for trading. The net asset value per share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

A portfolio investment, other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is normally valued at the price of the last sale on the exchange as of the close of business on the date on which assets are valued. If there are no sales on such date, such portfolio securities will be valued at the mean between the closing bid and asked prices (and if there is only a bid, valuation will be at such bid price on such date). Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid, valuation will be at such bid price on such date), except if such unlisted security is traded on the NASDAQ in which case it is valued at its last sale price (or, if available in the case of NASDAQ securities, the NASDAQ Official Closing Price (“NOCP”)). All bonds, whether listed on an exchange or traded in the over-the-counter market, for which market quotations are readily available are valued at the mean between the last bid and asked prices received from dealers in the over-the-counter market in the United States or abroad, except that when no asked price is available, bonds are valued at the last bid price alone. Short-term investments maturing in sixty days or less are valued at cost plus interest earned (or discount amortized, as the case may be), which is deemed to approximate value. London closing exchange rates typically are used to convert foreign security prices into U.S. dollars. Commodities (such as physical metals) are valued at the spot price at the time trading on the New York Stock Exchange closes (normally 4:00 pm E.S.T). Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the relevant quotation on the exchange or market deemed to be the primary trading venue for that security. The Fund uses pricing services to identify the market prices of publicly traded securities in its portfolio. When market prices are determined to be “stale” as a result of limited market activity for a particular holding, or in other circumstances when market prices are unavailable, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be “fair valued” in accordance with procedures approved by the Board of Trustees. Additionally, with respect to foreign holdings, specifically in circumstances leading the Adviser to believe that significant events occurring after the close of a foreign market have materially affected the value of the Fund’s holdings in that market, such holdings may be fair valued to reflect the events in accordance with procedures approved by the Board. The determination of whether a particular foreign investment should be fair valued will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and security-specific events. The values assigned to a Fund’s holdings therefore may differ on occasion from reported market values.

b) Investment transactions and income—Investment transactions are accounted for on a trade date basis. The specific identification method is used in determining realized gains and losses from security transactions. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. In computing investment income, the Fund amortizes discounts and premiums on debt obligations.

c) Expenses—Certain expenses are shared with the First Eagle Funds, an affiliated fund group. Such costs are generally allocated using the ratio of the First Eagle Overseas Variable Fund’s average daily net assets relative to the total average daily net assets of the First Eagle Funds. Earnings credits reduce custody fees by the amount of interest earned on balances with such service provider.

First Eagle Overseas Variable Fund

NOTES TO FINANCIAL STATEMENTS (unaudited)—(Continued)

d) Foreign currency translation—The market values of securities which are not traded in U.S. currency are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related dividends, interest and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

The net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period. The Fund does not isolate that portion of gains and losses on investments, which is due to changes in foreign exchange rates from that which is due to changes in market prices of the equity securities. However, for federal income tax purposes the Fund does isolate the effect of changes in foreign exchange rates from the changes in market prices for realized gains and losses on debt obligations.

e) Forward currency contracts—In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Fund may enter into forward currency contracts. Additionally, the Fund may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are valued at current market, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, the Fund could be exposed to foreign currency fluctuations.

f) United States income taxes—No provision has been made for U.S. federal income taxes since it is the intention of the Fund to distribute to shareholders all taxable net investment income and net realized gains on investments, if any, within the allowable time limit, and to comply with the provisions of the Internal Revenue Code for a regulated investment company. Such income dividends and capital gains distributions are declared and paid by the Fund on an annual basis.

g) Distributions to shareholders—Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

h) Use of estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2—Investment Advisory Agreement and Transactions with Related Persons

Arnhold and S. Bleichroeder Advisers, LLC (“the Adviser”), a wholly owned subsidiary of Arnhold and S. Bleichroeder Holdings, Inc. (“ASB Holdings”) manages the Fund. For its services, the Adviser receives, pursuant to an Investment Advisory Agreement between the Fund and the Adviser, an advisory fee at an annual rate of 0.75% of the average daily net assets of the Fund.

Prior to April 30, 2003, the Adviser had agreed to waive its advisory fee, to the extent that the Fund’s aggregate expenses exceeded 1.50% of the Fund’s average daily net assets. The advisor no longer waives its advisory fees, regardless of other expenses borne by the Fund.

The Adviser also performs certain administrative and accounting services on behalf of the Fund, and, in accordance with its agreement with the Fund, the Fund reimburses the Adviser for costs (including personnel, overhead and other costs) related to those services. For the six months ended June 30, 2006, the Fund reimbursed the Adviser $21,465 under this arrangement.

First Eagle Funds Distributors (the “Distributor”), a division of ASB Securities LLC, a wholly owned subsidiary of ASB Holdings, serves as the Fund’s principal underwriter.

Included in the accrued expenses, on the accompanying statement of assets and liabilities of the Fund are fees that are payable to the trustees in the amount of $1,379.

First Eagle Overseas Variable Fund

NOTES TO FINANCIAL STATEMENTS (unaudited)—(Continued)

Note 3—Distribution Plans and Agreements

Under the terms of the Distribution Plans and Agreements (the “Plans”) with the Distributor, pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay quarterly, a distribution related fee at an annual rate of up to 0.25% of the Fund’s average daily net assets. Under the Plans, the Distributor will use amounts payable by the Fund in their entirety for payments to insurance companies which are the issuers of variable contracts invested in shares of the Fund, in order to pay or reimburse such insurance companies for distribution and shareholder servicing-related expenses incurred or paid by such insurance companies. For the six months ended June 30, 2006, the distribution fees incurred by the Fund were $281,418.

Note 4—Purchases and Sales of Securities

During the six months ended June 30, 2006, the aggregate cost of purchases of investment and proceeds from sales of investments, excluding short-term securities, totaled $39,048,548 and $32,563,877, respectively.

Note 5—Capital Stock

Transactions in shares of capital stock were as follows:

	Six Months Ended June 30, 2006	Year Ended December 31, 2005

Shares sold	592,103	931,413
Shares issued for reinvested dividends and distributions	—	600,113
Shares redeemed	(820,192)	(1,174,308)

Net increase (decrease)	(228,089)	357,218

Note 6—Commitments

As of June 30, 2006, the Fund had entered into forward currency contracts, as summarized below, resulting in net unrealized appreciation of $12,931.

Transaction Hedges:
Foreign Currency Purchases

Settlement Dates Through	Foreign Currency To Be Received		U.S. $ Value at June 30, 2006	U.S $ To Be Delivered	Unrealized Appreciation at June 30, 2006	Unrealized Depreciation at June 30, 2006

7/04/06	110,450	pound sterling	$204,017	$201,736	$2,281	$—

Portfolio Hedges:
Foreign Currency Purchases

Settlement Dates Through	Foreign Currency To Be Delivered		U.S. $ Value at June 30, 2006	U.S. $ To Be Delivered	Unrealized Appreciation at June 30, 2006	Unrealized Depreciation at June 30, 2006

8/09/06	19,000	euro	24,351	23,824	527	—
11/15/06	516,365,000	Japanese yen	4,553,604	4,551,518	2,086	—

			4,577,955	4,575,342	2,613	—

Foreign Currency Sales

Settlement Dates Through	Foreign Currency To Be Delivered		U.S. $ To Be Received	U.S $ Value at June 30, 2006	Unrealized Appreciation at June 30, 2006	Unrealized Depreciation at June 30, 2006

8/09/06	19,000	euro	22,960	24,351	—	$(1,391)
11/15/06	516,365,000	Japanese yen	4,563,032	4,553,604	9,428	—

			4,585,992	4,577,955	9,428	(1,391)

			$9,367,964	$9,355,033	$14,322	$(1,391)

First Eagle Overseas Variable Fund

FINANCIAL HIGHLIGHTS

	For the six months ended June 30, 2006 (unaudited)
		For the year ended December 31,

		2005	2004	2003	2002	2001

Selected Per Share Data[a]
Net asset value, beginning of period	$30.47	$27.48	$22.58	$14.96	$13.16	$14.01

Income from investment operations:
Net investment income	0.27	0.27	0.23	0.20	0.04	0.14
Net realized and unrealized gains on investments	3.81	5.58	5.92	7.43	2.02	0.84

Total from investment operations	4.08	5.85	6.15	7.63	2.06	0.98

Less distributions:
Dividends from net investment income	—	(0.69)	(0.61)	(0.01)	(0.04)	(0.68)
Dividends from capital gains	—	(2.17)	(0.64)	(0.00)[b]	(0.22)	(1.15)

		(2.86)	(1.25)	(0.01)	(0.26)	(1.83)

Net asset value, end of period	$34.55	$30.47	$27.48	$22.58	$14.96	$13.16

Total Return	13.39%[d]	21.46%	27.50%	51.01%	15.72%	7.46%
Ratios and Supplemental Data
Net assets, end of period (000’s)	$229,801	$209,581	$179,253	$127,647	$63,730	$18,027
Ratio of operating expenses to average net assets[e]	1.26%[c]	1.25%	1.31%	1.37%	1.49%	1.50%
Ratio of net investment income to average net assets[f]	1.63%[c]	0.90%	0.95%	1.12%	0.31%	0.94%
Portfolio turnover rate	16.19%[d]	32.76%	32.43%	12.22%	27.93%	37.80%

[a]	Per share amounts have been calculated using the average shares method.
[b]	Amount represents less than $0.01 per share.
[c]	Annualized
[d]	Not annualized
[e]

The annualized ratios of operating expenses to average net assets for the six months ended June 30, 2006 and the years ended December 31, 2005, 2004, 2003, 2002 and 2001 would have been 1.26%, 1.25%, 1.31%, 1.37%, 1.49% and 2.08%, respectively, without the effects of the earnings credits, the investment advisory fee waiver and the expense reimbursement provided by the investment adviser.

[f]

The annualized ratios of net investment income to average net assets for the six months ended June 30, 2006 and the years ended December 31, 2005, 2004, 2003, 2002 and 2001 would have been 1.63%, 0.90%, 0.95%, 1.12%, 0.31% and 0.36%, respectively, without the effects of the earnings credits, the investment advisory fee waiver and the expense reimbursement provided by the investment adviser.

See Notes to Financial Statements.

First Eagle Overseas Variable Fund

ADDITIONAL INFORMATION
(Unaudited)

MANAGEMENT OF THE TRUST

The business of the Trust is managed by its Board of Trustees, which elects officers responsible for the day to day operations of the Funds and for the execution of the policies formulated by the Board of Trustees.

Pertinent information regarding the members of the Board of Trustees and principal officers of the Trust is set forth below. Some of the Trustees and officers are employees of the Adviser and its affiliates. At least a majority of the Trust’s Board of Trustees are not “interested persons” as that term is defined in the Investment Company Act.

INDEPENDENT TRUSTEES(1)

Name, Age and Address	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee

Lisa Anderson 1345 Avenue of the Americas New York, New York 10105 (born October 1950)	Trustee	December 2005 to present	James T. Shotwell Professor of International Relations and Dean, School of International and Public Affairs, Columbia University	6

Chair, Social Science Research Council; Member, American Political Science Association; Member, Carnegie Council on Ethics and International Affairs; Member Emerita, Human Rights Watch; Trustee, First Eagle Funds (5 portfolios)

Candace K. Beinecke One Battery Park Plaza New York, New York 10004 (born December 1946)	Trustee (Chair)	December 1999 to present	Chair, Hughes Hubbard & Reed	6

Director, ALSTOM; Director, Partnership for New York City; Director, Merce Cunningham Dance Foundation, Inc.; Director, Rockefeller Financial Services, Inc.; Director, Rockefeller & Company, Inc.; Trustee, First Eagle Funds (Chair) (5 portfolios)

(1)	Trustees who are not “interested persons” of the Trust as defined in the Investment Company Act.
(2)	The term of office of each Trustee expires on his/her 70th birthday.

Name, Age and Address	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee

Jean D. Hamilton 1345 Avenue of the Americas New York, New York 10105 (born January 1947)	Trustee	March 2003 to present	Private Investor/Independent Consultant; Member, Brock Capital Group LLC; prior to November 2002, Chief Executive Officer, Prudential Institutional, and Executive Vice President, Prudential Financial, Inc.; prior to November 1998, various executive positions within the Prudential organization	6	Director, RenaissanceRe Holdings Ltd; Member, The University of Chicago Council on the Graduate School of Business; Director, Four Nations; Trustee, First Eagle Funds (5 portfolios)

William M. Kelly 500 Fifth Avenue, 50th Floor New York, New York 10110 (born February 1944)	Trustee	December 1999 to present	President, Lingold Associates	6	Treasurer and Trustee, Black Rock Forest Consortium; Trustee, St. Anselm College; Trustee, First Eagle Funds (5 portfolios)

Paul J. Lawler One Michigan Avenue East Battle Creek, Michigan 49017 (born May 1948)	Trustee	March 2002 to present	Vice President - Investments and Chief Investment Officer, W.K. Kellogg Foundation; prior to June 1997, Vice President for Finance, Rensselaer Polytechnic Institute	6

Director, Junior Achievement of Southwest Michigan; Finance Committee Member, Battle Creek Community Foundation; Custody Advisory Committee Member, The Bank of New York; Trustee, First Eagle Funds (5 portfolios)

Dominique M. Raillard 15 Boulevard Delessert 75016 Paris France (born June 1938)	Trustee	April 1987 to present	Independent Consultant/Private Investor; prior to December 2001, Managing Director of Act 2 International (Consulting)	6	Trustee, First Eagle Funds (5 portfolios)

(1)	The term of office of each Trustee expires on his/her 70th birthday.

INTERESTED TRUSTEES(1)

Name, Age and Address	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee

John P. Arnhold(3) 1345 Avenue of the Americas New York, New York 10105 (born December 1953)	President and Trustee	December 1999 to present	Co-President, Co-CEO and Director, Arnhold and S. Bleichroeder Holdings, Inc.; Chairman, CEO and Director, Arnhold and S. Bleichroeder Advisers, LLC and ASB Securities LLC; prior to March 2005, President and Director, Natexis Bleichroeder, Inc. and Natexis Bleichroeder, UK	6

Director, Arnhold Ceramics; Director, The Arnhold Foundation; Director, The Mulago Foundation; Director, Hanseatic Asset Management LBG; Trustee, Trinity Episcopal Schools Corp.; Trustee, Vassar College; Trustee, Sports and Arts in Schools Foundation; Trustee, Jazz at Lincoln Center; President and Trustee, First Eagle Funds (5 portfolios)

James E. Jordan(4) 1345 Avenue of the Americas New York, New York 10105 (born April 1944)	Trustee	December 1999 to present	Private Investor and Independent Consultant; prior to July 2005, Managing Director, Arnhold and S. Bleichroeder Advisers, LLC and Director, ASB Securities LLC and ASB Advisers UK, Limited; prior to July 2002, private investor and consultant to The Jordan Company (private investment banking firm) since June 1997	6

Director, Leucadia National Corporation; Director, Empire Insurance Company; Director JZ Equity Partners, Plc. (U.K. investment trust company); Director, Florida East Coast Industries; Director, Columbia University School of International and Public Affairs; Chairman’s Council, Conservation International; Trustee, First Eagle Funds (5 portfolios)

(1)	Trustees who are “interested persons” of the Trust as defined in the Investment Company Act.
(2)	The term of office of each Trustee expires on his/her 70th birthday.
(3)	Mr. Arnhold is an Interested Trustee because he is an officer and director of the Trust’s investment adviser and principal underwriter.
(4)

The Trust has determined to consider Mr. Jordan as an Interested Trustee because of his prior affiliation with the Trust’s investment adviser and principal underwriter. (He is not, however, an “interested person” of the Trust within the meaning of the Investment Company Act.)

OFFICERS

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five (5) Years

John P. Arnhold 1345 Avenue of the Americas New York, New York 10105 (born December 1953)	President and Trustee	December 1999 to present	See table on preceding page related to Interested Trustees

Charles de Vaulx 1345 Avenue of the Americas New York, New York 10105 (born October 1961)	Senior Vice President (portfolio manager)	December 1999 to present (with portfolio management responsibility since December 1996)

Senior Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Senior Vice President, First Eagle Funds; Chief Investment Officer, Global Value Group (a department of Arnhold and S. Bleichroeder Advisers, LLC) since January 2005; Senior Vice President, Société Générale Asset Management Corp. since 1998, Associate Portfolio Manager from December 1996, Securities Analyst, prior to December 1996

Robert Bruno 1345 Avenue of the Americas New York, New York 10105 (born June 1964)	Chief Operations and Financial Officer	December 1999 to present	Senior Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Chief Compliance Officer and Senior Vice President, ASB Securities LLC; Chief Operations and Financial Officer, First Eagle Funds

Mark D. Goldstein 1345 Avenue of the Americas New York, New York 10105 (born October 1964)	Chief Compliance Officer	February 2005 to present

General Counsel, Chief Compliance Officer, Senior Vice President and Secretary, Arnhold and S. Bleichroeder Advisers, LLC; General Counsel and Secretary of Arnhold and S. Bleichroeder Holdings, Inc., and Chief Compliance Officer, First Eagle Funds from February 2005; Senior Counsel and Chief Compliance Officer, MacKay Shields LLC from April 2004; Senior Associate General Counsel, UBS Financial Services, Inc. from May 1998

Suzan J. Afifi 1345 Avenue of the Americas New York, New York 10105 (born October 1952)	Vice President and Secretary	December 1999 to present	Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Vice President, ASB Securities LLC; Vice President and Secretary, First Eagle Funds

Stefanie Spritzler 1345 Avenue of the Americas New York, New York 10105 (born July 1973)	Vice President and Treasurer	May 2000 to present	Senior Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Vice President, ASB Securities LLC; Vice President and Treasurer, First Eagle Funds

Edwin S. Olsen 1345 Avenue of the Americas New York, New York 10105 (born September 1939)	Vice President	November 2000 to present	Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Vice President, First Eagle Funds; Vice President, SG Cowen Securities Corp. from prior to 1999

Michael Luzzatto 1345 Avenue of the Americas New York, New York 10105 (born April 1977)	Assistant Vice President	December 2004 to present	Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Vice President, ASB Securities LLC; Assistant Vice President, First Eagle Funds from December 2004

Winnie Chin 1345 Avenue of the Americas New York, New York 10105 (born July 1974)	Assistant Treasurer	March 2001 to present	Assistant Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Assistant Treasurer, First Eagle Funds

Philip Santopadre 1345 Avenue of the Americas New York, New York 10105 (born August 1977)	Assistant Treasurer	September 2005 to present	Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Assistant Treasurer, First Eagle Funds; Senior Accountant, Bank of New York from prior to July 2001

(1)

The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT

On December 22, 1999, the shareholders of the Trust approved the Advisory Agreement between the Trust and the Adviser. The Board of Trustees of the Trust approved the Advisory Agreement most recently on December 8, 2005. In doing so, the Trustees considered the desirability of continuing the Fund’s historic relationship with the Adviser in light of the total compensation to be received by the Adviser, the expenses incurred by the Adviser in performing services under the Advisory Agreement and the total cost to the Fund of using the Adviser’s services, taking into account any expenses that the Adviser may pass to the Fund. The Trustees determined that the compensation to be received by the Adviser and the expenses both incurred by the Adviser and passed to the Fund are reasonable and appropriate in light of the nature, extent and quality of the services provided by the Adviser. The Trustees also considered the effects of indirect compensation to the Adviser, such as soft dollar and other service benefits, and the effect of the advisory fee on the ratio of total expenses to total assets (including the allocation of the benefits of economies of scale among the parties as the Fund grows), which the Trustees determined are reasonable and appropriate. In addition, they compared competitive prices for comparable services and advisory fees charged to institutional clients of the Adviser and evaluated the Adviser’s past performance and reliability as well as its profitability, capabilities and financial condition. Among other things, the Trustees determined that the Adviser’s fees were competitive to those charged by investment advisers to similar funds (i.e., the Fund’s net management fee was approximately the same as or lower than its renewed peer group average) and, given differences in the legal and practical requirements of such clients, to institutional clients of the Adviser, total compensation was reasonable, and the Fund’s expense ratio was reasonable both on an absolute basis and when compared to those of similar funds. The Trustees also determined that the Adviser’s past performance and reliability on behalf of the Fund were excellent (i.e., generally higher and more consistent on a medium- and long-term basis than the reviewed group average) when compared with investment advisers to similar funds and the Adviser’s profitability and financial condition were satisfactory. The Trustees also noted their confidence in the capability and integrity of the senior management and staff of the Adviser. Accordingly, they concluded that the Advisory Agreement serves the interests of the Fund and its shareholders.

The Advisory Agreement will continue in effect only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Advisory Agreement provides that the Adviser will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Advisory Agreement provides that it will terminate automatically if assigned, within the meaning of the Investment Company Act, and that it may be terminated without penalty by either party upon not more than 60 days’ nor less than 30 days’ written notice.

First Eagle Overseas Variable Fund
1345 Avenue of the Americas
New York, NY 10105

TRUSTEES AND OFFICERS

Trustees
Lisa Anderson
John P. Arnhold
Candace K. Beinecke (Chair)
Jean D. Hamilton
James E. Jordan
William M. Kelly
Paul J. Lawler
Dominique M. Raillard

Officers
John P. Arnhold
President

Charles de Vaulx
Senior Vice President

Robert Bruno
Chief Operations &
Financial Officer

Mark D. Goldstein
Chief Compliance Officer

Suzan J. Afifi
Vice President &
Secretary

Stefanie Spritzler
Vice President &
Treasurer

Edwin S. Olsen
Vice President

Michael Luzzatto
Assistant Vice President

Winnie Chin
Assistant Treasurer

Philip Santopadre
Assistant Treasurer

INVESTMENT ADVISER
Arnhold and S. Bleichroeder
   Advisers, LLC
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
Shearman & Sterling LLP
599 Lexington Avenue
New York, NY 10022

CUSTODIAN
State Street Bank and Trust Company
801 Pennsylvania
Kansas City, MO 64105

SHAREHOLDER SERVICING AGENT
DST Systems, Inc.
330 West 9th Street
Kansas City, MO 64105
(800) 334-2143

UNDERWRITER
First Eagle Funds Distributors,
  a division of ASB Securities LLC
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

The financial information included herein is taken from records of the Fund without examination by the Fund’s independent auditors, who do not express an opinion thereon.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of First Eagle Variable Funds.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q can be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-334-2143.

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. Copies of the code of ethics may be requested free of charge by calling 1-800-334-2143 (toll free).

Item 3.	Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4.	Principal Accountant Fees and Services

Not applicable to this semi-annual report.

Item 5.	Audit Committee of Listed Registrants

Not applicable at this time.

Item 6.	Schedule of Investments.

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable at this time.

Item 8.	Purchases of Equity Securities by Close-End Management Investment Company and Affiliated Purchasers.

Not applicable at this time.

Item 9.	Submission of Matters to a Vote of Security Holders.

No material change to report at this time.

Item 10.	Controls and Procedures.

(a) In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11.	Exhibits.

(a)(1) Not applicable to this semi-annual report.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)): Attached hereto.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Eagle Variable Funds

By (Signature and Title)*	/s/ John P. Arnhold

John P. Arnhold, President

Date: September 7, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John P. Arnhold

John P. Arnhold, Principal Executive Officer

Date: September 7, 2006

By (Signature and Title)*	/s/ Robert Bruno

Robert Bruno, Principal Financial Officer

Date: September 7, 2006

*	Print the name and title of each signing officer under his or her signature.